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Exhibit 99.1

        LETTER OF TRANSMITTAL

INTERNATIONAL LEASE FINANCE CORPORATION

Offer to Exchange

$1,250,000,000 8.625% Senior Notes due 2015 (CUSIP No. 459745 FW0), the issuance of which has been registered under the Securities Act of 1933, as amended, for any and all outstanding and unregistered 8.625% Senior Notes due 2015
(CUSIP Nos. 459745 FV2 and U45974 AN9)

$1,500,000,000 8.750% Senior Notes due 2017 (CUSIP No. 459745 GG4), the issuance of which has been registered under the Securities Act of 1933, as amended, for any and all of their outstanding and unregistered 8.750% Senior Notes due 2017
(CUSIP Nos. 459745 FX8 and U45974 AP4)

Pursuant to the Prospectus dated December     , 2010

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON , 2011 [DATE THAT IS AT LEAST TWENTY-ONE BUSINESS DAYS FOLLOWING COMMENCEMENT OF THE EXCHANGE OFFERS] (THE "EXPIRATION DATE"), UNLESS EXTENDED.

The Exchange Agent for the Exchange Offers is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By Mail, Hand or Overnight Delivery:

DB Services Americas, Inc.
MS JCK01-0218
5022 Gate Parkway, Suite 200
Jacksonville, FL 32256

By Facsimile:

615-866-3889
Attention: Reorganization Unit

For Information or Confirmation by Telephone:

800-735-7777

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET
FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

        The undersigned acknowledges receipt of the prospectus dated December     , 2010 (the "Prospectus") of International Lease Finance Corporation (the "Issuer") and this Letter of Transmittal, which together describe the Issuer's offers to exchange (the "Exchange Offers") (i) up to $1,250,000,000 aggregate principal amount of its 8.625% Senior Notes due 2015 (the "2015 Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its outstanding 8.625% Senior Notes due 2015, of which $1,000,000,000 aggregate principal amount of notes were issued on March 22, 2010 and $250,000,000 aggregate principal amount of notes were issued on April 6, 2010 (the "2015 Original Notes"), and (ii) up to $1,500,000,000 aggregate principal amount of its 8.750% Senior Notes due 2017 (the "2017 Exchange Notes" and, together with the 2015 Exchange Notes, the "Exchange Notes"), which have been registered under the Securities Act, for an equal aggregate principal amount of its outstanding 8.750% Senior Notes due 2017, of which $1,000,000,000 aggregate principal amount of notes were issued on March 22, 2010 and $500,000,000 aggregate principal amount of notes were issued on April 6, 2010 (the "2017 Original Notes" and, together with the 2015 Original Notes, the "Original Notes").

        The terms of the Exchange Notes are substantially identical to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offers, except for the elimination of certain transfer restrictions, registration rights and additional interest provisions relating to the Original Notes. The Exchange Notes will bear different CUSIP numbers from the Original Notes.

        Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH

Name(s) and Address(es) of Registered Holders (Please fill in)	Type of Original Notes (2015 Original Notes or 2017 Original Notes)	Certificate Number(s)*	Aggregate Principal Amount Represented By Original Notes	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. Original Notes tendered hereby must be exchanged in denominations of $2,000 and in integral multiples of $1,000. See Instruction 2.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by the Depository Trust Company ("DTC").

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to Original Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, or any broker-dealer who purchased Original Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name(s)

Address

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3, 4 and 5)

              To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

  Issue Certificate(s) to:

Name	(Please Print)
Address
(Include Zip Code)
(Tax Identification Number or Social Security Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3, 4 and 5)

              To be completed ONLY if certificates for Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Deliver Certificate(s) to:

Name	(Please Print)
Address
(Include Zip Code)
(Tax Identification Number or Social Security Number)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the applicable Exchange Offer(s), the undersigned hereby tenders to the Issuer the principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the applicable Exchange Offer(s) (including, if such Exchange Offer(s) are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offers) to cause the Original Notes to be assigned, transferred, and exchanged.

        The undersigned represents and warrants that the undersigned has full corporate (or similar) power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the Original Notes are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and any beneficial owner of the Original Notes tendered hereby further represent and warrant that:

  (i)
  neither the undersigned nor any such beneficial owner is an "affiliate," as defined in under Rule 405 promulgated under the Securities Act, of the Issuer;

  (ii)
  neither the undersigned nor any such beneficial owner is engaging in or intends to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of such Exchange Notes;

  (iii)
  the Exchange Notes acquired by the undersigned and any such beneficial owner of the Original Notes pursuant to the Exchange Offers are being acquired in the ordinary course of business of the person receiving such Exchange Notes; and

  (iv)
  the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it represents and warrants that it will comply with the applicable provisions of the Securities Act with respect to any resale of the Exchange Notes.

        The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or who tenders in an Exchange Offer for the purpose of participating in a distribution of the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the Exchange Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no action letters discussed in the Prospectus under the caption "The Exchange Offers—Purpose of the Exchange Offers; Registration Rights Agreements." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

        For purposes of the Exchange Offers, the Issuer shall be deemed to have accepted validly tendered Original Notes when, as and if the Issuer had given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

        If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offers because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Original Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" promptly after the Expiration Date.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        The undersigned understands that tenders of Original Notes pursuant to the procedures described under the caption "The Exchange Offers—Terms of the Exchange Offers—Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the applicable Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offers—Terms of the Exchange Offers—Withdrawal of Tenders."

        Unless otherwise indicated under "Special Issuance Instructions," please cause the Exchange Notes to be issued, and return any Original Notes not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Original Notes tendered by book-entry transfer, to credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificate for Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Notes, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please cause the Exchange Notes to be issued, and return any Original Notes not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Original Notes or Exchange Notes to, the person(s) so indicated (and in the case of Original Notes tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Issuer has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Original Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Original Notes so tendered.

TENDERING HOLDER(S) SIGN HERE

Date:

Date:

(Signature of Registered Holder(s) or Authorized Signatory)

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Original Notes hereby tendered or in whose name Original Notes are registered on the books of the DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. (See Instruction 3.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Taxpayer Identification No.:

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTION 3)

Authorized Signature:

Name:

Title:

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone Number:

Date                                                                             , 20

 INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS
OF EACH OF THE EXCHANGE OFFERS

1.     Delivery of This Letter of Transmittal and Certificates.

        A holder of Original Notes may tender the same by (i) properly completing, dating and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below.

        Holders of Original Notes may tender Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the applicable Exchange Offer. DTC participants that are accepting one or both of the Exchange Offers should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which (i) the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and (ii) the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the applicable Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

        THE METHOD OF DELIVERY OF ORIGINAL NOTES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE HOLDER'S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, THE ISSUER RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. HOLDERS SHOULD NOT SEND THE LETTER OF TRANSMITTAL OR ORIGINAL NOTES TO THE ISSUER. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.     Partial Tenders; Withdrawals.

        If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Notes tendered in the box entitled "Description of Original Notes Tendered Herewith." The Original Notes tendered hereby must be exchanged in denominations of $2,000 and in integral multiples of $1,000. A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        A tender of the Original Notes by the holder thereof pursuant to an Exchange Offer may be withdrawn by the holder at any time prior to the Expiration Date.

        To be effective with respect to the tender of Original Notes, (i) the Exchange Agent must receive a written notice of withdrawal, which notice may be by facsimile transmission or letter, at one of the addresses set forth under "The Exchange Offers—Terms of the Exchange Offers—Exchange Agent" in the Prospectus; or (ii) holders must comply with the appropriate procedures of DTC's ATOP system. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Original Notes to be withdrawn; (ii) identify the Original Notes to be withdrawn, including the principal amount of such Original Notes; and (iii) where certificates for Original Notes have been transmitted, specify the name in which such Original Notes were registered, if different from that of the withdrawing holder. If certificates for Original Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit (i) the serial numbers of the particular certificates to be withdrawn; and (ii) a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution.

        If Original Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of DTC. The Issuer will determine all questions as to the validity, form and eligibility, including time of receipt, of such notices, and the Issuer's determination shall be final and binding on all parties. The Issuer will deem any Original Notes so withdrawn not to have been validly tendered for exchange for purposes of the applicable Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC according to the procedures described above, such Original Notes will be credited to an account maintained with DTC for Original Notes) promptly after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under "The Exchange Offers—Terms of the Exchange Offers—Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3.
Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

        If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

        When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include DTC) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Notes issued in exchange therefor are to be issued, or Original Notes not tendered or not exchanged are to be returned, in the name of any person other than the registered holder. Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder of any Original Notes listed on the Original Notes, such Original Notes must be endorsed or accompanied by a properly completed bond power. The bond power must be signed by the registered holder as the registered holder's name appears on the Original Notes and an Eligible Institution must guarantee the signature on the bond power.

        If this Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by the Issuer, they should also submit evidence satisfactory to the Issuer of their authority to deliver this Letter of Transmittal.

4.     Special Exchange and Delivery Instructions.

        Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.     Transfer Taxes.

        The Issuer shall pay all transfer taxes, if any, applicable to the exchange of Original Notes under an Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if: (i) certificates representing Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Original Notes tendered; (ii) tendered Original Notes are registered in the name of any person other than the person signing the Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Original Notes under an Exchange Offer. If satisfactory evidence of payment of such taxes is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed to that tendering holder.

6.     Waiver of Conditions.

        The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to either of the Exchange Offers set forth in the Prospectus.

7.     Mutilated, Lost, Stolen or Destroyed Securities.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

8.     Irregularities.

        All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Original Notes will be resolved by the Issuer whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Issuer, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuer's interpretation of the terms and conditions of the Exchange Offers shall be final and binding.

9.     Substitute Form W-9.

        Except as described below under "Important Tax Information," each holder of Original Notes whose Original Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Original Notes. If the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such tendering holder should write "APPLIED FOR" in Part 1 and complete the "Certificate of Awaiting Taxpayer Identification Number." In such case if a TIN has not been provided by the time any payment is made in connection with the Original Notes or the Exchange Notes, 28% of all such payments will generally be withheld until a TIN is provided.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offers, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH THE CERTIFICATES OF ORIGINAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS AND TELEPHONE NUMBER INDICATED ABOVE ON OR PRIOR TO THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding penalties under federal, state or local tax law. Each holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Substitute Form W-9

        Each tendering holder or other payee ("Payee") that is a U.S. Person (as defined below) is required to provide a correct taxpayer identification number ("TIN") and certain other information on Substitute Form W-9, which is provided below. If a Payee that is a U.S. Person is receiving payment for a tendered Original Note, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form pursuant to the instructions in Part 3 thereof. A taxpayer's TIN generally is the taxpayer's Social Security or federal Employer Identification Number.

        If a tendering Payee that is a U.S. Person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write "APPLIED FOR" in Part 1 and complete the "Certificate of Awaiting Taxpayer Identification Number." In such case, if a TIN has not been provided by the time of payment, tax will generally be withheld on all payments, until a TIN is provided.

        Certain Payees, including, among others, most corporations, are not subject to backup withholding tax. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information. Such Payees should enter the correct TIN in Part 1 of the Substitute Form W-9, check the box in Part 2 of the Substitute W-9 and sign and date form.

        Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY. Such forms can be found at www.irs.gov.

Consequences of Failure to File Substitute Form W-9

        Failure to provide the information on the Substitute Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenue Service and federal income tax backup withholding on any payment. Backup withholding is not an additional federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number (TIN) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Part 2—For payees exempt from backup withholding, check the following box ☐
Part 3—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3)	I am a U.S. Person (as defined in the instructions to IRS Form W-9).

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature		Date
Name
(please print)

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF THE VALUE OF THE EXCHANGE NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER INDEMNIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me will be withheld until a taxpayer identification number is provided.

Signature		Date
Name
(please print)

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers ("SSNs") have nine digits separated by two hyphens; i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—

1. Individual	The individual	7. A valid trust, estate, or pension trust	Legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grant is also trustee)	The grantor-trustee(1)	10. Partnership or multi-member LLC	The partnership
b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee
6. Disregarded entity not owned by an individual	The owner	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name on the second name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Purpose of Form

        A person who is required to file an information return with the IRS must get your correct taxpayer identification number ("TIN") to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

        If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

        The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

  (1)
  An organization exempt from tax under section 501(a), any individual retirement plan ("IRA") where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2),

  (2)
  The United States or any of its agencies or instrumentalities.

  (3)
  A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

  (4)
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  (5)
  An international organization or any of its agencies or instrumentalities.

  (6)
  A corporation.

  (7)
  A foreign central bank of issue.

  (8)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (9)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10)
  A real estate investment trust.

  (11)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (12)
  A common trust fund operated by a bank under section 584(a).

  (13)
  A financial institution.

  (14)
  A middleman known in the investment community as a nominee or custodian.

  (15)
  A trust exempt from tax under section 664, or described in section 4947.

        Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE "EXEMPT" BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

        Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply, including those listed below.

Penalties

        Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

        FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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  Exhibit 99.1
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF EACH OF THE EXCHANGE OFFERS
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9